EXHIBIT 10.22

                  SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

	THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT, is made and entered into as of the 26th day of September, 2002, by and between MIKOHN GAMING CORPORATION ("MIKOHN") and MICHAEL DREITZER ("Employee").

                           W I T N E S S E T H:

	WHEREAS, MIKOHN and Employee deem it to be in their respective best interests to amend that certain Employment Agreement entered into as of April 26, 1999, between MIKOHN and Employee (the "Agreement").

	NOW, THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, it is hereby agreed as follows:

	Section 6(a) of the Agreement and Section 8 of the First Amendment to Employment Agreement dated January 8, 2002 shall be amended to read as follows:

		In the event Employee is terminated without good cause, (i) the vesting date of all options issued to Employee shall accelerate to the date of termination; (ii) MIKOHN shall pay to Employee a sum equal to Employee's Base Annual Salary as of the date of termination, said sum to be payable in twelve (12) monthly installments; and (iii) the Covenant Against Competition provided in Section 11 shall expire after twelve (12) months.

	IN WITNESS WHEREOF, the parties hereto have read, understood, and voluntarily executed this Second Amendment to Employment Agreement as of the day and year first above written.

EMPLOYEE						MIKOHN GAMING CORPORATION


______________________________				By: _______________________
MICHAEL DREITZER
							Its:_______________________






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